Exhibit 4.4

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (i) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (ii) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(A) OF THE INDENTURE, (iii) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (iv) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL, OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE

TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a) UNDER THE SECURITIES ACT THAT IS AN ACCREDITED INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S RIGHT PRIOR TO ANY SUCH OFFER, SALE, OR TRANSFER PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION, AND/OR OTHER INFORMATION SATISFACTORY TO IT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER OR THE COMPANY ON OR AFTER THE RESALE RESTRICTION TERMINATION DATE.

FOR THE PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THIS NOTE IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT. YOU MAY CONTACT THE COMPANY AT PIONEER ENERGY SERVICES CORP. 1250 N.E. LOOP 410, SUITE 1000, SAN ANTONIO, TEXAS 78209 ATTENTION: CORPORATE SECRETARY AND THE COMPANY WILL PROVIDE YOU WITH THE ISSUE PRICE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, THE ISSUE DATE AND THE YIELD TO MATURITY OF THIS NOTE.

CUSIP: 723664 AG3

Senior Secured Floating Rate Notes due 2025

No. 144A-1	$78,125,000

PIONEER ENERGY SERVICES CORP., a Delaware corporation, for value received, promises to pay to CEDE & CO., or its registered assigns, the principal sum of SEVENTY EIGHT MILLION, ONE HUNDRED AND TWENTY FIVE THOUSAND DOLLARS, subject to any adjustments listed on the Schedule of Exchanges of Interests in the Global Note attached hereto, on May 15, 2025.

Interest Payment Dates: February 15, May 15, August 15 and November 15

Record Dates: February 1, May 1, August 1 and November 1

Date of Issuance: May 29, 2020

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

PIONEER ENERGY SERVICES CORP.

By:	/s/ Lorne E. Phillips
Name: Lorne E. Phillips
Title: Executive Vice President and Chief Financial Officer

This is one of the Senior Secured Floating Rate Notes due 2025 referred to in the within-mentioned Indenture:

Dated: May 29, 2020

WILMINGTON TRUST, NATIONAL ASSOCIATION
as Trustee

By:	/s/ Jane Schweiger
Vice President

Senior Secured Floating Rate Notes due 2025

Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

(1) INTEREST AND METHOD OF PAYMENT. Pioneer Energy Services Corp., a Delaware corporation (the “Company”), promises to pay interest on the principal amount of this Note at the rate determined by the Calculation Agent pursuant to the paragraph below. The principal of this Note shall mature on May 15, 2025.

Interest on this Note will be payable on a quarterly basis in arrears, on each February 15, May 15, August 15 and November 15, until the final Stated Maturity of this Note (each, an “Interest Payment Date”); provided that the first Interest Payment Date shall be August 15, 2020; provided further that on any Interest Payment Date on or prior to the first anniversary of the Issue Date (each a “PIK Interest Payment Date”) interest on this Note due and payable on such PIK Interest Payment Date shall be payable in arrears by (x) an increase to the Capitalized Principal Amount of the Notes, or by authenticating additional Notes, in each case pursuant to Section 2.12(a) of the Indenture and (y) to the extent such interest exceeds the Capitalized Amount, the cash payment of such excess. The interest rate on this Note will reset on each Interest Payment Date occurring prior to the final Stated Maturity of this Note. The interest rate for this Note for a particular Interest Period will be a rate equal to LIBOR on the second London Business Day preceding the first day of such Interest Period (an “Interest Determination Date”), as determined by the Calculation Agent, plus 9.50%; provided that, for all Interest Periods commencing from May 15, 2024, the interest rate for this Note for a particular Interest Period will be a rate equal to LIBOR as of the relevant Interest Determination Date, plus 10.50%. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months and will be applied to the principal amount of the Notes outstanding on the first day of the relevant Interest Period and, for partial months, on the basis of the number of days actually elapsed in a 30-day month.

“Interest Period” means, with respect to the Notes, each period commencing on and including each Interest Payment Date and ending on and including the day immediately preceding the next succeeding Interest Payment Date, with the exception that the first Interest Period shall commence on and include the Issue Date. For the avoidance of doubt, if any Interest Payment Date falls on a day that is not a Business Day, an Interest Period shall still commence on such Interest Payment Date notwithstanding that the payment of interest due on such Interest Payment Date is not made on such day.

Subject to the following paragraph, “LIBOR” will mean for any Interest Period, the rate per annum obtained by dividing (i) (a) the rate per annum equal to the rate determined by the Calculation Agent to be the London interbank offered rate administered by the ICE Benchmark Administration (or any other person which takes over the administration of that rate) for deposits (for delivery on the first day of such period) with a term equivalent to such period in U.S. dollars displayed on the ICE LIBOR USD page of the Reuters Screen (or any replacement Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Reuters, determined as of approximately 11:00 a.m. (London, England time) on such Interest Determination Date, or (b) in the event the rate referenced in the preceding clause

(a) is not available, the rate per annum equal to the average of the quotations received by the Calculation Agent from the Company for deposits (for delivery on the first day of the relevant period) in U.S. dollars of amounts in same day funds comparable to the principal amount of the Notes from three leading banks in the London deposit market, for which LIBOR is then being determined with a term comparable to such period as of approximately 11:00 a.m. (London, England time) on such Interest Determination Date, by (ii) an amount equal to (a) one minus (b) the Applicable Reserve Requirement; provided, however, that notwithstanding the foregoing, LIBOR (or any Alternative Rate (as defined below)) shall at no time be less than 1.500%.

Notwithstanding the foregoing, if the Company determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for determining LIBOR (including because LIBOR is not available or published on a current basis), it shall as soon as practicable so notify the Calculation Agent and the Company shall provide a substitute for LIBOR, which shall be the alternative reference rate selected by the central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof) that is consistent with accepted market practice, as determined by the Company (the “Alternative Rate”). The Calculation Agent will use such Alternative Rate for each future Interest Determination Date to calculate the interest rate for the Notes. As part of such substitution, the Company will make such adjustments (“Adjustments”) to the Alternative Rate or the spread thereon, as well as the business day convention, interest determination dates and related provisions and definitions, in each case that are consistent with accepted market practice for the use of such Alternative Rate for debt obligations such as the Notes. The Company and the Trustee shall enter into an amendment to this Indenture to reflect the Alternative Rate and such other related changes to this Indenture as may be applicable as determined in good faith by the Company and set forth in an Officers’ Certificate delivered to the Trustee. Notice of such amendment shall be promptly given to the Calculation Agent by the Company. If the Company determines that there is no clear market consensus as to whether any rate has replaced LIBOR in customary market usage, the Calculation Agent shall have the right to resign as calculation agent in respect of the Notes and the Company will appoint, in its sole discretion, a successor calculation agent in respect of the Notes to determine the Alternative Rate and make any Adjustments thereon, and whose determinations will be binding on the Company, the Trustee and the holders of the Notes. If, however, the Company determines that LIBOR has been discontinued, but for any reason an Alternative Rate has not been determined, LIBOR (for purposes of calculating the relevant interest rate) will be equal to such rate on the Interest Determination Date when LIBOR was last available on Bloomberg L.P.’s page “BBAM” and last used to determine the relevant interest rate for the Notes. The Company will promptly notify Holders of the Notes of the rate replacing LIBOR.

Promptly upon determination of the interest rate for a given Interest Period on each Interest Determination Date, the Calculation Agent will inform the Company and the Trustee by written notice of the interest rate for such Interest Period. The Company will make available the interest rates for current and preceding Interest Periods by delivery of a notice through such medium as available to participants in DTC or any successor thereof, and in accordance with applicable respective rules and procedures as long as any Note is held in global form. In the event that any Note is held in certificated form, upon the request of the holder of any Note, the Company will provide the interest rates for the current and preceding Interest Periods.

In addition, the Company may pay defaulted interest as provided for in Section 2.12(b) of the Indenture.

The Notes are limited to $78,125,000 aggregate principal amount (subject to Section 2.07 of the Indenture). The principal of and interest on, and all other amounts payable under, this Note will be payable in U.S. dollars.

Whenever any payment to be made with respect to any Note is due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and no interest shall accrue on any amount that would have been otherwise payable on such payment date if it were a Business Day for the intervening period; provided that, if the payment to be made in respect of the final Stated Maturity of the Notes falls on a day that is not a Business Day, such payment shall be made on the immediately prior Business Day, and interest shall be deemed to have accrued, and shall be payable, as if the payment was made on the date of the final Stated Maturity of the Note. The term “Business Day” means each day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York or the place of payment of principal of and interest on, and all other amounts payable under, this Note, are authorized or required by law, regulation or executive order to close.

The Company will pay interest on the Notes to the Persons who are registered Holders of Notes at the close of business on the record date next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date (except as provided in Section 2.12 of the Indenture with respect to defaulted interest).

All references to “interest” in this Note and in the Indenture mean the initial interest rate borne by the Notes and any defaulted interest that accrues as described under Section 2.12(b) of the Indenture (unless the Indenture states otherwise).

(2) PAYING AGENT AND REGISTRAR. Initially, Wilmington Trust, National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity; provided no Event of Default is continuing.

(3) INDENTURE. The Company issued the Notes under an Indenture dated as of May 29, 2020 (the “Indenture”) among the Company, the Guarantors, the Trustee and the Security Agent. The terms of the Notes include those stated in the Indenture. The Notes are subject to all such terms, and Holders are referred to the Indenture for a statement of such terms. To the extent any provision of this Note conflicts with the Indenture, the Indenture shall govern and be controlling.

(4) OPTIONAL REDEMPTION. The Notes are subject to redemption as provided in Section 3.07 of the Indenture.

(5) MANDATORY REDEMPTION. The Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.

(6) MANDATORY OFFERS TO PURCHASE.

(A) Except as provided in the Indenture, no later than the second Business Day following the date of receipt by the Company or any of its Subsidiaries of Net Disposition Proceeds in respect of any Disposition of Property of the Company or its Subsidiaries which, together with the Net Disposition Proceeds in respect of certain Dispositions since the Issue Date, exceeds $5,000,000 in the aggregate (other than as specified in the Indenture), in the circumstances specified in the Indenture, the Company shall commence an offer to purchase, in the manner provided in paragraph (D) below, an aggregate principal amount of Notes equal to the lesser of (x) the aggregate principal amount outstanding of the Notes and (y) the aggregate amount of Excess Net Disposition Proceeds; provided, however that a disposition of Property resulting in Net Disposition Proceeds of less than $100,000 shall be excluded from these offer to purchase requirements and shall not count towards the $5,000,000 aggregate threshold set forth above.

(B) Except as provided in the Indenture, no later than the second Business Day following the date of receipt by the Company or any of its Subsidiaries of any Net Insurance/Condemnation Proceeds, in circumstances specified in the Indenture, the Company shall commence an offer to purchase, in the manner provided in paragraph (D) below, an aggregate principal amount of Notes equal to the lesser of (x) the aggregate principal amount outstanding of the Notes and (y) the aggregate amount of Net Insurance/Condemnation Proceeds; provided, that so long as no Event of Default shall have occurred and be continuing, the Company shall have the option, directly or through one or more of its Subsidiaries, to invest such Net Insurance/Condemnation Proceeds within one year of receipt thereof in certain assets specified in the Indenture; provided further, however, that the Company shall make an offer to purchase Notes with any such Net Insurance/Condemnation Proceeds not so invested within such period described above promptly following the expiration of such period.

(C) No later than the second Business Day following the date of receipt by the Company or any of its Subsidiaries of any cash proceeds from the incurrence of any Debt of the Company or any of its Subsidiaries (other than with respect to any Debt permitted to be incurred pursuant to Section 5.01 of the Indenture), in circumstances specified in the Indenture, the Company shall commence an offer to purchase, in the manner provided in paragraph (D) below, an aggregate principal amount of Notes equal to 100% of such proceeds, net of underwriting discounts and commissions and other costs and expenses associated therewith, including legal fees and expenses.

(D) The Mandatory Offers described in paragraphs (A), (B) and (C) above will be made to all Holders of the Notes and, to the extent required, offers will also be made to all holders of other Debt of the Company that is pari passu with the Notes containing provisions similar to those set forth in the Indenture. No later than three Business Days after the termination of the Offer Period, the Company will apply the amount of proceeds specified in each of paragraphs (A), (B) and (C) above to the purchase of Notes and the other pari passu Debt, if any, to be purchased (on a pro rata basis, if applicable). Holders of Notes that are the subject of a Mandatory Offer will receive a notice from the Company containing all instructions and materials necessary to enable such Holders to tender Notes pursuant to the Mandatory Offer. Holders electing to have Notes purchased pursuant to a Mandatory Offer will be required to surrender the Note, with the form entitled “Option of Holder to Elect Purchase” attached to this Note completed, or transfer by book-entry transfer, to the Company, a Depositary, if appointed by the Company, or a Paying Agent at the address specified in the notice.

(7) REPURCHASE AT THE OPTION OF HOLDER. If a Change of Control occurs, each Holder will have a right to require the Company to repurchase all or any part (equal to a minimum principal amount of $1.00 or an integral multiple of $1.00 in excess thereof) of that Holder’s Notes at a purchase price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of purchase. Within 10 days following any Change of Control, the Company will mail a notice to each Holder of the Notes describing the transaction or transactions that constitute the Change of Control and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 10 days and no later than 60 days from the date such notice is mailed, pursuant to the procedures described in the Indenture and in such notice.

(8) NOTICE OF REDEMPTION. Notice of redemption will be given, by first class mail, at least 10 days but not more than 60 days before a redemption date to each Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be given more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction or discharge of the Indenture. Notes in denominations larger than $1.00 may be redeemed in part but only in whole multiples of $1.00 in excess thereof, unless all of the Notes held by a Holder are to be redeemed. Any notice of redemption may, at the Company’s discretion, be given prior to a transaction or event specified in the Indenture and any such redemption or notice may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of the related transaction or event, as the case may be.

(9) DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in minimum denominations of $1.00 and integral multiples of $1.00 in excess thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Registrar is not required register the transfer or exchange of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. In addition, neither the Registrar nor the Company is required to issue, to register the transfer of or to exchange any Notes during a period beginning at the opening of business 15 days before the day of any selection of Notes for redemption, or to register the transfer of or to exchange a Note between a record date and the next succeeding Interest Payment Date.

(10) PERSONS DEEMED OWNERS. The registered Holder of a Note will be treated as its owner for all purposes. Only registered Holders have rights under the Indenture and this Note.

(11) AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture, the Notes or the Subsidiary Guarantees may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes and any existing Default or Event or Default or compliance with any provision of the Indenture, the Notes or the Subsidiary Guarantees may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes. Without the consent of any Holder of a Note, the Indenture, the Notes or the Subsidiary Guarantees may be amended or supplemented to cure any ambiguity, defect or inconsistency and to effect certain other changes as set forth in the Indenture. Without the consent of 100% in aggregate principal amount of Notes, an amendment, supplement or waiver may not modify, among other things, any Security Document, any provision of the Indenture dealing with the Security Documents, or otherwise release any Collateral or modify the ABL Intercreditor Agreement, except in circumstances specified in the Indenture.

(12) DEFAULTS AND REMEDIES. If any Event of Default occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the then outstanding Notes by notice to the Company and the Trustee, may declare all the Notes to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable immediately without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal of, or interest or premium, if any, on, the Notes) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the then outstanding Notes by written notice to the Trustee may, on behalf of the Holders of all of the Notes, waive any existing Default or Event of Default and its consequences under the Indenture (except a continuing Default or Event of Default in the payment of interest or premium, if any, on, or the principal of, the Notes) and rescind an acceleration and its consequences (if the rescission would not violate or conflict with any judgment or decree and if all existing Events of Default have been cured or waived). The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required, upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

(13) LEGAL DEFEASANCE AND COVENANT DEFEASANCE. Subject to certain conditions, the Company may, at its option and at any time, elect to terminate certain of the obligations of the Notes Parties under the Notes if the Company, among other things, deposits with the Trustee cash in U.S. dollars, non-callable Government Securities, or a combination thereof, for the payment of principal, interest and premium, if any, on the outstanding Notes on the final Stated Maturity or on the applicable redemption date, as the case may be, and the Company must specify whether the Notes are being defeased to maturity or to a particular redemption date.

(14) RANKING. The Notes will constitute senior secured obligations of the Company.

(15) GUARANTEE. Each of the Guarantors will, jointly and severally, unconditionally guarantee to the extent set forth in the Indenture (i) the full and prompt payment when due of the principal of, premium, if any, and interest on, the Notes and all other Notes Obligations of the Company under the Indenture and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that same will be promptly paid in full when due. Each Subsidiary Guarantee will remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation, reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company’s Properties.

(16) SECURITY. The payment of the principal of and interest and premium, if any, on the Notes, the payment of all other obligations under the Notes, the Indenture and the Security Documents and the performance of all other obligations of the Company and the Guarantors under the Indenture, the Notes, the Subsidiary Guarantees and the Security Documents will be secured as provided in the Indenture and the Security Documents and will be secured by the Collateral as set forth in the Indenture and the Security Documents as required or permitted by the Indenture. The Security Agent will have at all times an Acceptable Security Interest that is superior to all other Liens (other than Permitted Priority Liens) in the Collateral to secure the performance and payment of the Notes Obligations. Subject to the ABL Intercreditor Agreement, the Liens on the Collateral securing the Notes Obligations, the Notes and the Subsidiary Guarantees will be released automatically in circumstances specified in the Indenture.

(17) TRUSTEE DEALINGS WITH COMPANY. The Trustee in its individual or any other capacity may become the owner or pledgee of the Notes and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days or resign.

(18) NO RECOURSE AGAINST OTHERS. No director, officer, employee, manager, incorporator, member, partner or stockholder or other owner of Equity Interests of the Company or any of its Subsidiaries, as such, will have any liability for any obligations of the Company or the Guarantors under the Notes, the Indenture, the Subsidiary Guarantees, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of a Note by accepting the Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver may not be effective to waive liabilities under the federal securities laws, and it is the view of the SEC that such waiver is against public policy.

(19) AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(20) ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(21) CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

(22) GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THE INDENTURE, THIS NOTE AND THE SUBSIDIARY GUARANTEES.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

PIONEER ENERGY SERVICES CORP.

1250 N.E. Loop 410, Suite 1000

San Antonio, Texas 78209

Attention: Corporate Secretary

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:_____________

Your Signature:______________________
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:___________________

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Option of Holder to Elect Purchase

If you want to elect to have this Note purchased by the Company pursuant to Section 3.09 (“Mandatory Offers to Purchase”) or Section 3.10 (“Offer to Repurchase Upon Change of Control”) of the Indenture, check the appropriate box below:

☐ Section 3.09 (“Mandatory Offers to Purchase”)	☐ Section 3.10 (“Offer to Repurchase Upon a Change of Control”)

If you want to elect to have only part of the Note purchased by the Company pursuant to Section 3.09 (“Mandatory Offers to Purchase”) or Section 3.10 (“Offer to Repurchase Upon a Change of Control”) of the Indenture, state the amount you elect to have purchased:

$____________

Date:____________

Your Signature:____________________________________
(Sign exactly as your name appears on the face of this Note)

Tax Identification No.:_______________________________

Signature Guarantee*: _______________

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The following exchanges of a part of this Global Note for an interest in another Global Note or for a Certificated Note, or exchanges of a part of another Global Note or Certificated Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of Decrease in Principal Amount at Maturity of this Global Note	Amount of Increase in Principal Amount at Maturity of this Global Note	Principal Amount at Maturity of this Global Note following such Decrease or Increase	Signature of authorized officer of Trustee or Custodian

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (i) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (ii) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(A) OF THE INDENTURE, (iii) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (iv) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL, OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE

TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a) UNDER THE SECURITIES ACT THAT IS AN ACCREDITED INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S RIGHT PRIOR TO ANY SUCH OFFER, SALE, OR TRANSFER PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION, AND/OR OTHER INFORMATION SATISFACTORY TO IT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER OR THE COMPANY ON OR AFTER THE RESALE RESTRICTION TERMINATION DATE.

FOR THE PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THIS NOTE IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT. YOU MAY CONTACT THE COMPANY AT PIONEER ENERGY SERVICES CORP. 1250 N.E. LOOP 410, SUITE 1000, SAN ANTONIO, TEXAS 78209 ATTENTION: CORPORATE SECRETARY AND THE COMPANY WILL PROVIDE YOU WITH THE ISSUE PRICE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, THE ISSUE DATE AND THE YIELD TO MATURITY OF THIS NOTE.

CUSIP: 723664 AH1

Senior Secured Floating Rate Notes due 2025

No. AI-1	$0

PIONEER ENERGY SERVICES CORP., a Delaware corporation, for value received, promises to pay to CEDE & CO., or its registered assigns, the principal sum of ZERO DOLLARS, subject to any adjustments listed on the Schedule of Exchanges of Interests in the Global Note attached hereto, on May 15, 2025.

Interest Payment Dates: February 15, May 15, August 15 and November 15

Record Dates: February 1, May 1, August 1 and November 1

Date of Issuance: May 29, 2020

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

PIONEER ENERGY SERVICES CORP.

By:	/s/ Lorne E. Phillips
Name: Lorne E. Phillips
Title: Executive Vice President and Chief Financial Officer

This is one of the Senior Secured Floating Rate Notes due 2025 referred to in the within-mentioned Indenture:

Dated: May 29, 2020

WILMINGTON TRUST, NATIONAL ASSOCIATION as Trustee

By:	/s/ Jane Schweiger
Vice President

Senior Secured Floating Rate Notes due 2025

Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

(1) INTEREST AND METHOD OF PAYMENT. Pioneer Energy Services Corp., a Delaware corporation (the “Company”), promises to pay interest on the principal amount of this Note at the rate determined by the Calculation Agent pursuant to the paragraph below. The principal of this Note shall mature on May 15, 2025.

Interest on this Note will be payable on a quarterly basis in arrears, on each February 15, May 15, August 15 and November 15, until the final Stated Maturity of this Note (each, an “Interest Payment Date”); provided that the first Interest Payment Date shall be August 15, 2020; provided further that on any Interest Payment Date on or prior to the first anniversary of the Issue Date (each a “PIK Interest Payment Date”) interest on this Note due and payable on such PIK Interest Payment Date shall be payable in arrears by (x) an increase to the Capitalized Principal Amount of the Notes, or by authenticating additional Notes, in each case pursuant to Section 2.12(a) of the Indenture and (y) to the extent such interest exceeds the Capitalized Amount, the cash payment of such excess. The interest rate on this Note will reset on each Interest Payment Date occurring prior to the final Stated Maturity of this Note. The interest rate for this Note for a particular Interest Period will be a rate equal to LIBOR on the second London Business Day preceding the first day of such Interest Period (an “Interest Determination Date”), as determined by the Calculation Agent, plus 9.50%; provided that, for all Interest Periods commencing from May 15, 2024, the interest rate for this Note for a particular Interest Period will be a rate equal to LIBOR as of the relevant Interest Determination Date, plus 10.50%. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months and will be applied to the principal amount of the Notes outstanding on the first day of the relevant Interest Period and, for partial months, on the basis of the number of days actually elapsed in a 30-day month.

“Interest Period” means, with respect to the Notes, each period commencing on and including each Interest Payment Date and ending on and including the day immediately preceding the next succeeding Interest Payment Date, with the exception that the first Interest Period shall commence on and include the Issue Date. For the avoidance of doubt, if any Interest Payment Date falls on a day that is not a Business Day, an Interest Period shall still commence on such Interest Payment Date notwithstanding that the payment of interest due on such Interest Payment Date is not made on such day.

Subject to the following paragraph, “LIBOR” will mean for any Interest Period, the rate per annum obtained by dividing (i) (a) the rate per annum equal to the rate determined by the Calculation Agent to be the London interbank offered rate administered by the ICE Benchmark Administration (or any other person which takes over the administration of that rate) for deposits (for delivery on the first day of such period) with a term equivalent to such period in U.S. dollars displayed on the ICE LIBOR USD page of the Reuters Screen (or any replacement Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Reuters, determined as of approximately 11:00 a.m. (London, England time) on such Interest Determination Date, or (b) in the event the rate referenced in the preceding clause

(a) is not available, the rate per annum equal to the average of the quotations received by the Calculation Agent from the Company for deposits (for delivery on the first day of the relevant period) in U.S. dollars of amounts in same day funds comparable to the principal amount of the Notes from three leading banks in the London deposit market, for which LIBOR is then being determined with a term comparable to such period as of approximately 11:00 a.m. (London, England time) on such Interest Determination Date, by (ii) an amount equal to (a) one minus (b) the Applicable Reserve Requirement; provided, however, that notwithstanding the foregoing, LIBOR (or any Alternative Rate (as defined below)) shall at no time be less than 1.500%.

Notwithstanding the foregoing, if the Company determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for determining LIBOR (including because LIBOR is not available or published on a current basis), it shall as soon as practicable so notify the Calculation Agent and the Company shall provide a substitute for LIBOR, which shall be the alternative reference rate selected by the central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof) that is consistent with accepted market practice, as determined by the Company (the “Alternative Rate”). The Calculation Agent will use such Alternative Rate for each future Interest Determination Date to calculate the interest rate for the Notes. As part of such substitution, the Company will make such adjustments (“Adjustments”) to the Alternative Rate or the spread thereon, as well as the business day convention, interest determination dates and related provisions and definitions, in each case that are consistent with accepted market practice for the use of such Alternative Rate for debt obligations such as the Notes. The Company and the Trustee shall enter into an amendment to this Indenture to reflect the Alternative Rate and such other related changes to this Indenture as may be applicable as determined in good faith by the Company and set forth in an Officers’ Certificate delivered to the Trustee. Notice of such amendment shall be promptly given to the Calculation Agent by the Company. If the Company determines that there is no clear market consensus as to whether any rate has replaced LIBOR in customary market usage, the Calculation Agent shall have the right to resign as calculation agent in respect of the Notes and the Company will appoint, in its sole discretion, a successor calculation agent in respect of the Notes to determine the Alternative Rate and make any Adjustments thereon, and whose determinations will be binding on the Company, the Trustee and the holders of the Notes. If, however, the Company determines that LIBOR has been discontinued, but for any reason an Alternative Rate has not been determined, LIBOR (for purposes of calculating the relevant interest rate) will be equal to such rate on the Interest Determination Date when LIBOR was last available on Bloomberg L.P.’s page “BBAM” and last used to determine the relevant interest rate for the Notes. The Company will promptly notify Holders of the Notes of the rate replacing LIBOR.

Promptly upon determination of the interest rate for a given Interest Period on each Interest Determination Date, the Calculation Agent will inform the Company and the Trustee by written notice of the interest rate for such Interest Period. The Company will make available the interest rates for current and preceding Interest Periods by delivery of a notice through such medium as available to participants in DTC or any successor thereof, and in accordance with applicable respective rules and procedures as long as any Note is held in global form. In the event that any Note is held in certificated form, upon the request of the holder of any Note, the Company will provide the interest rates for the current and preceding Interest Periods.

In addition, the Company may pay defaulted interest as provided for in Section 2.12(b) of the Indenture.

The Notes are limited to $78,125,000 aggregate principal amount (subject to Section 2.07 of the Indenture). The principal of and interest on, and all other amounts payable under, this Note will be payable in U.S. dollars.

Whenever any payment to be made with respect to any Note is due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and no interest shall accrue on any amount that would have been otherwise payable on such payment date if it were a Business Day for the intervening period; provided that, if the payment to be made in respect of the final Stated Maturity of the Notes falls on a day that is not a Business Day, such payment shall be made on the immediately prior Business Day, and interest shall be deemed to have accrued, and shall be payable, as if the payment was made on the date of the final Stated Maturity of the Note. The term “Business Day” means each day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York or the place of payment of principal of and interest on, and all other amounts payable under, this Note, are authorized or required by law, regulation or executive order to close.

The Company will pay interest on the Notes to the Persons who are registered Holders of Notes at the close of business on the record date next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date (except as provided in Section 2.12 of the Indenture with respect to defaulted interest).

All references to “interest” in this Note and in the Indenture mean the initial interest rate borne by the Notes and any defaulted interest that accrues as described under Section 2.12(b) of the Indenture (unless the Indenture states otherwise).

(2) PAYING AGENT AND REGISTRAR. Initially, Wilmington Trust, National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity; provided no Event of Default is continuing.

(3) INDENTURE. The Company issued the Notes under an Indenture dated as of May 29, 2020 (the “Indenture”) among the Company, the Guarantors, the Trustee and the Security Agent. The terms of the Notes include those stated in the Indenture. The Notes are subject to all such terms, and Holders are referred to the Indenture for a statement of such terms. To the extent any provision of this Note conflicts with the Indenture, the Indenture shall govern and be controlling.

(4) OPTIONAL REDEMPTION. The Notes are subject to redemption as provided in Section 3.07 of the Indenture.

(5) MANDATORY REDEMPTION. The Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.

(6) MANDATORY OFFERS TO PURCHASE.

(A) Except as provided in the Indenture, no later than the second Business Day following the date of receipt by the Company or any of its Subsidiaries of Net Disposition Proceeds in respect of any Disposition of Property of the Company or its Subsidiaries which, together with the Net Disposition Proceeds in respect of certain Dispositions since the Issue Date, exceeds $5,000,000 in the aggregate (other than as specified in the Indenture), in the circumstances specified in the Indenture, the Company shall commence an offer to purchase, in the manner provided in paragraph (D) below, an aggregate principal amount of Notes equal to the lesser of (x) the aggregate principal amount outstanding of the Notes and (y) the aggregate amount of Excess Net Disposition Proceeds; provided, however that a disposition of Property resulting in Net Disposition Proceeds of less than $100,000 shall be excluded from these offer to purchase requirements and shall not count towards the $5,000,000 aggregate threshold set forth above.

(B) Except as provided in the Indenture, no later than the second Business Day following the date of receipt by the Company or any of its Subsidiaries of any Net Insurance/Condemnation Proceeds, in circumstances specified in the Indenture, the Company shall commence an offer to purchase, in the manner provided in paragraph (D) below, an aggregate principal amount of Notes equal to the lesser of (x) the aggregate principal amount outstanding of the Notes and (y) the aggregate amount of Net Insurance/Condemnation Proceeds; provided, that so long as no Event of Default shall have occurred and be continuing, the Company shall have the option, directly or through one or more of its Subsidiaries, to invest such Net Insurance/Condemnation Proceeds within one year of receipt thereof in certain assets specified in the Indenture; provided further, however, that the Company shall make an offer to purchase Notes with any such Net Insurance/Condemnation Proceeds not so invested within such period described above promptly following the expiration of such period.

(C) No later than the second Business Day following the date of receipt by the Company or any of its Subsidiaries of any cash proceeds from the incurrence of any Debt of the Company or any of its Subsidiaries (other than with respect to any Debt permitted to be incurred pursuant to Section 5.01 of the Indenture), in circumstances specified in the Indenture, the Company shall commence an offer to purchase, in the manner provided in paragraph (D) below, an aggregate principal amount of Notes equal to 100% of such proceeds, net of underwriting discounts and commissions and other costs and expenses associated therewith, including legal fees and expenses.

(D) The Mandatory Offers described in paragraphs (A), (B) and (C) above will be made to all Holders of the Notes and, to the extent required, offers will also be made to all holders of other Debt of the Company that is pari passu with the Notes containing provisions similar to those set forth in the Indenture. No later than three Business Days after the termination of the Offer Period, the Company will apply the amount of proceeds specified in each of paragraphs (A), (B) and (C) above to the purchase of Notes and the other pari passu Debt, if any, to be purchased (on a pro rata basis, if applicable). Holders of Notes that are the subject of a Mandatory Offer will receive a notice from the Company containing all instructions and materials necessary to enable such Holders to tender Notes pursuant to the Mandatory Offer. Holders electing to have Notes purchased pursuant to a Mandatory Offer will be required to surrender the Note, with the form entitled “Option of Holder to Elect Purchase” attached to this Note completed, or transfer by book-entry transfer, to the Company, a Depositary, if appointed by the Company, or a Paying Agent at the address specified in the notice.

(7) REPURCHASE AT THE OPTION OF HOLDER. If a Change of Control occurs, each Holder will have a right to require the Company to repurchase all or any part (equal to a minimum principal amount of $1.00 or an integral multiple of $1.00 in excess thereof) of that Holder’s Notes at a purchase price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of purchase. Within 10 days following any Change of Control, the Company will mail a notice to each Holder of the Notes describing the transaction or transactions that constitute the Change of Control and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 10 days and no later than 60 days from the date such notice is mailed, pursuant to the procedures described in the Indenture and in such notice.

(8) NOTICE OF REDEMPTION. Notice of redemption will be given, by first class mail, at least 10 days but not more than 60 days before a redemption date to each Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be given more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction or discharge of the Indenture. Notes in denominations larger than $1.00 may be redeemed in part but only in whole multiples of $1.00 in excess thereof, unless all of the Notes held by a Holder are to be redeemed. Any notice of redemption may, at the Company’s discretion, be given prior to a transaction or event specified in the Indenture and any such redemption or notice may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion or occurrence of the related transaction or event, as the case may be.

(9) DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in minimum denominations of $1.00 and integral multiples of $1.00 in excess thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Registrar is not required register the transfer or exchange of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. In addition, neither the Registrar nor the Company is required to issue, to register the transfer of or to exchange any Notes during a period beginning at the opening of business 15 days before the day of any selection of Notes for redemption, or to register the transfer of or to exchange a Note between a record date and the next succeeding Interest Payment Date.

(10) PERSONS DEEMED OWNERS. The registered Holder of a Note will be treated as its owner for all purposes. Only registered Holders have rights under the Indenture and this Note.

(11) AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture, the Notes or the Subsidiary Guarantees may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes and any existing Default or Event or Default or compliance with any provision of the Indenture, the Notes or the Subsidiary Guarantees may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes. Without the consent of any Holder of a Note, the Indenture, the Notes or the Subsidiary Guarantees may be amended or supplemented to cure any ambiguity, defect or inconsistency and to effect certain other changes as set forth in the Indenture. Without the consent of 100% in aggregate principal amount of Notes, an amendment, supplement or waiver may not modify, among other things, any Security Document, any provision of the Indenture dealing with the Security Documents, or otherwise release any Collateral or modify the ABL Intercreditor Agreement, except in circumstances specified in the Indenture.

(12) DEFAULTS AND REMEDIES. If any Event of Default occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the then outstanding Notes by notice to the Company and the Trustee, may declare all the Notes to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable immediately without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal of, or interest or premium, if any, on, the Notes) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the then outstanding Notes by written notice to the Trustee may, on behalf of the Holders of all of the Notes, waive any existing Default or Event of Default and its consequences under the Indenture (except a continuing Default or Event of Default in the payment of interest or premium, if any, on, or the principal of, the Notes) and rescind an acceleration and its consequences (if the rescission would not violate or conflict with any judgment or decree and if all existing Events of Default have been cured or waived). The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required, upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

(13) LEGAL DEFEASANCE AND COVENANT DEFEASANCE. Subject to certain conditions, the Company may, at its option and at any time, elect to terminate certain of the obligations of the Notes Parties under the Notes if the Company, among other things, deposits with the Trustee cash in U.S. dollars, non-callable Government Securities, or a combination thereof, for the payment of principal, interest and premium, if any, on the outstanding Notes on the final Stated Maturity or on the applicable redemption date, as the case may be, and the Company must specify whether the Notes are being defeased to maturity or to a particular redemption date.

(14) RANKING. The Notes will constitute senior secured obligations of the Company.

(15) GUARANTEE. Each of the Guarantors will, jointly and severally, unconditionally guarantee to the extent set forth in the Indenture (i) the full and prompt payment when due of the principal of, premium, if any, and interest on, the Notes and all other Notes Obligations of the Company under the Indenture and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that same will be promptly paid in full when due. Each Subsidiary Guarantee will remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation, reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company’s Properties.

(16) SECURITY. The payment of the principal of and interest and premium, if any, on the Notes, the payment of all other obligations under the Notes, the Indenture and the Security Documents and the performance of all other obligations of the Company and the Guarantors under the Indenture, the Notes, the Subsidiary Guarantees and the Security Documents will be secured as provided in the Indenture and the Security Documents and will be secured by the Collateral as set forth in the Indenture and the Security Documents as required or permitted by the Indenture. The Security Agent will have at all times an Acceptable Security Interest that is superior to all other Liens (other than Permitted Priority Liens) in the Collateral to secure the performance and payment of the Notes Obligations. Subject to the ABL Intercreditor Agreement, the Liens on the Collateral securing the Notes Obligations, the Notes and the Subsidiary Guarantees will be released automatically in circumstances specified in the Indenture.

(17) TRUSTEE DEALINGS WITH COMPANY. The Trustee in its individual or any other capacity may become the owner or pledgee of the Notes and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days or resign.

(18) NO RECOURSE AGAINST OTHERS. No director, officer, employee, manager, incorporator, member, partner or stockholder or other owner of Equity Interests of the Company or any of its Subsidiaries, as such, will have any liability for any obligations of the Company or the Guarantors under the Notes, the Indenture, the Subsidiary Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of a Note by accepting the Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver may not be effective to waive liabilities under the federal securities laws, and it is the view of the SEC that such waiver is against public policy.

(19) AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

(20) ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

(21)    CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption, and reliance may be placed only on the other identification numbers placed thereon.

(22)    GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THE INDENTURE, THIS NOTE AND THE SUBSIDIARY GUARANTEES.

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

PIONEER ENERGY SERVICES CORP.

1250 N.E. Loop 410, Suite 1000

San Antonio, Texas 78209

Attention: Corporate Secretary

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:

                (Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:

(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Option of Holder to Elect Purchase

If you want to elect to have this Note purchased by the Company pursuant to Section 3.09 (“Mandatory Offers to Purchase”) or Section 3.10 (“Offer to Repurchase Upon Change of Control”) of the Indenture, check the appropriate box below:

☐ Section 3.09 (“Mandatory Offers to Purchase”)	☐ Section 3.10 (“Offer to Repurchase Upon a Change of Control”)

If you want to elect to have only part of the Note purchased by the Company pursuant to Section 3.09 (“Mandatory Offers to Purchase”) or Section 3.10 (“Offer to Repurchase Upon a Change of Control”) of the Indenture, state the amount you elect to have purchased:

$______________

Date: ______________

Your Signature:___________________________________________

(Sign exactly as your name appears on the face of this Note)

Tax Identification No.: _____________________________________

Signature Guarantee*: __________________________________________

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The following exchanges of a part of this Global Note for an interest in another Global Note or for a Certificated Note, or exchanges of a part of another Global Note or Certificated Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of Decrease in Principal Amount at Maturity of this Global Note	Amount of Increase in Principal Amount at Maturity of this Global Note	Principal Amount at Maturity of this Global Note following such Decrease or Increase	Signature of authorized officer of Trustee or Custodian